EXHIBIT 10.10

                              THIRD AMENDMENT
                           TO EMPLOYMENT AGREEMENT
                             DATED MARCH 25, 1993




         Reference is made to the Executive Employment Agreement dated as of March 25, 1993, as amended on March 31, 1995 and on March 31, 1996 (the "Agreement") by and between J. Baker, Inc. and Sherman N. Baker. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 3(a) of the Agreement entitled "Compensation" is hereby amended by deleting the figure "$283,500" in the third line thereof and inserting in its place the figure "$255,150".

         2. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1997" in the fifth line thereof and inserting in its place the phrase "ending on April 1, 1998".

         3. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.




By: /s/Alan I. Weinstein
         Alan I. Weinstein
         President and
         Chief Executive Officer




/s/ Sherman N. Baker
         Sherman N. Baker